EXHIBIT 1.1

EXECUTION VERSION

SEQUOIA MORTGAGE TRUST 2012-6
Mortgage Pass-Through Certificates, Series 2012-6, Class A-IO1

UNDERWRITING AGREEMENT

February 11, 2013

The Firm or Firms

of Underwriters named

on the signature page hereof

Ladies and Gentlemen:

Sequoia Residential Funding, Inc., a Delaware corporation (the “Depositor”) and an indirect wholly-owned limited purpose subsidiary of Redwood Trust, Inc., a Maryland corporation (“Redwood Trust”), proposes to sell to you (the “Underwriter”), on or about February 12, 2013, the Class A-IO1 Certificates (in the notional amount specified in the last column of Schedule 1 hereto, the “Underwritten Certificate”). Sequoia Mortgage Trust 2012-6 (the “Issuing Entity”), a common law trust governed by New York law, has previously issued Mortgage Pass-Through Certificates having the characteristics set forth in the Final Prospectus, evidencing beneficial ownership interests in the Issuing Entity, the assets of which consist primarily of a pool of mortgage loans secured by first liens on one- to four-family residential properties, including condominiums, planned unit developments and cooperatives (collectively, the “Mortgage Loans”). The Class A-1, Class A-2, Class A-IO2, Class A-IO3, Class R, Class LT-R, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates (together with the Underwritten Certificate, the “Certificates”) were also issued. The Mortgage Loans have the characteristics described in the Final Prospectus, subject to the variances, ranges, minimums and maximums set forth in the Final Prospectus, including the reports on Form 10-D incorporated by reference therein.

The Issuing Entity was formed, and the Certificates were issued, pursuant to a pooling and servicing agreement (the “Pooling and Servicing Agreement”) dated as of November 1, 2012, between the Depositor, Wells Fargo Bank, N.A., in the capacities of master servicer (in such capacity, the “Master Servicer”) and securities administrator (in such capacity, the “Securities Administrator”), Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (in such capacity, the “Trustee”), and acknowledged as to specified sections by Redwood Residential Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Redwood Trust, as seller (the “Seller”). On November 30, 2012 (the “Closing Date”), the Seller assigned all of its right, title and interest in the Mortgage Loans to the Depositor pursuant to a mortgage loan purchase and sale agreement, dated as of November 30, 2012 (the “Mortgage Loan Purchase Agreement”), between the Seller, as seller, and the Depositor, as purchaser. Pursuant to the Pooling and Servicing Agreement, the Mortgage Loans were, in turn, assigned by the Depositor to the Trustee for the benefit of the Certificateholders, together with all principal and interest collections received with respect to the Mortgage Loans after November 1, 2012 (the “Cut-off Date”). The Trustee concurrently with such assignment, authenticated and delivered the Certificates to the Depositor. The Depositor will sell the Underwritten Certificate, in the Class Notional Amount, as set forth on Schedule 1 annexed hereto, to the Underwriter. In addition, pursuant to various assignment, assumption and recognition agreements and assignment of representations and warranties agreements (the “Assignment Agreements”), (i) the Seller assigned its rights under various underlying mortgage loan purchase and servicing agreements relating to the Mortgage Loans, entered into by the Seller (collectively, the “Underlying Purchase and Servicing Agreements”), to the Depositor and (ii) the Depositor, in turn, assigned its rights under the Underlying Purchase and Servicing Agreements to the Trustee for the benefit of the Certificateholders. The Master Servicer will monitor the servicing of the Mortgage Loans by the servicers pursuant to the provisions of the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreement, the Assignment Agreements, the Underlying Purchase and Servicing Agreements and this Agreement are sometimes referred to herein collectively as the “Transaction Documents.” Capitalized terms shall have the respective meanings set forth in this Agreement (or by reference to Section 10 hereof) or, if not defined therein, as set forth in the Pooling and Servicing Agreement.

1.                  Representations and Warranties. The Seller, the Depositor and Redwood Trust jointly and severally represent and warrant to, and agree with, the Underwriter that:

(i)                 A registration statement on Form S-3 (File Nos. 333-179292 and 333-179292-01) relating to mortgage pass-through certificates has been filed with the Securities and Exchange Commission (the “Commission”) and has become effective under the Securities Act of 1933, as amended (the “Securities Act”). Such registration statement as of its effective date, and each amendment thereto and any document incorporated by reference therein and any prospectus included or deemed or retroactively deemed to be a part thereof pursuant to Rule 430A or Rule 430B, as of the date of this Agreement, is hereinafter referred to as the “Registration Statement.” The Registration Statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act. As of the date hereof, no stop order suspending the effectiveness of such Registration Statement has been issued and no proceedings for that purpose have been initiated or, to the knowledge of the Seller, the Depositor or Redwood Trust, threatened by the Commission. The Depositor prepared and filed with the Commission pursuant to Rule 424 under the Securities Act a final prospectus dated September 13, 2012 (the “Base Prospectus”), supplemented by a prospectus supplement dated November 27, 2012, and further supplemented by a prospectus supplement dated February 8, 2013 and relating to the Underwritten Certificate in the form filed after the date of this Agreement pursuant to Section 424(b) that discloses the public offering price and other final terms of the Underwritten Certificate (together with any revision, amendment or supplement, the “Prospectus Supplement”). The Prospectus Supplement, together with the Base Prospectus, including the documents incorporated therein as of the time of such filing is hereinafter referred to as the “Final Prospectus.” In connection with the offering of the Certificates, the Depositor has also prepared a preliminary prospectus supplement dated November 15, 2012, which constitutes a statutory prospectus to be retroactively included in the Registration Statement and has been filed with the Commission pursuant to Rule 424(b) under the Securities Act (the “Preliminary Prospectus Supplement” and together with the Base Prospectus, the “Preliminary Prospectus”). The Preliminary Prospectus and the Final Prospectus separately, are referred to herein as a “Prospectus.” Any reference herein to the Registration Statement or a Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the date on which the Registration Statement, as amended, became effective, or the issue date of the Preliminary Prospectus, or the date on which the Final Prospectus is filed pursuant to Rule 424(b) under the Securities Act, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement and each Prospectus shall be deemed to refer to and include any document incorporated by reference therein which is filed under the Exchange Act after the date on which the Registration Statement became effective, the issue date of the Preliminary Prospectus or the date on which a Final Prospectus is filed pursuant to Rule 424(b) under the Securities Act, as the case may be.

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(ii)               Each of (A) the Registration Statement, as of its effective date, (B) the Preliminary Prospectus and (C) the Final Prospectus, as of its issue date, as revised, amended or supplemented and filed with the Commission prior to the termination of the offering of the Underwritten Certificate, will conform in all material respects to the requirements of the Securities Act and the rules and regulations (the “Regulations”) of the Commission thereunder applicable to such documents as of their respective dates, and the Registration Statement and the Final Prospectus as revised, amended or supplemented and filed with the Commission as of the date hereof will conform in all material respects to the requirements of the Securities Act and the Regulations of the Commission applicable to such documents as of the date hereof. None of (A) the Registration Statement, at the time it became effective and as of the date hereof, (B) the Preliminary Prospectus, as of its issue date and as of November 16, 2012, or (C) the Final Prospectus, as of its issue date, as of the date of any Contract of Sale that occurs after the date of the Final Prospectus and prior to the date hereof, and as of the date hereof, contained or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Seller, the Depositor and Redwood Trust make no representations, warranties or agreements as to the information contained in a Prospectus or any revision or amendment thereof or supplement thereto (in the case of the Final Prospectus) in reliance upon and in conformity with information furnished in writing to the Depositor by or on behalf of the Underwriter specifically for use in connection with the preparation of a Prospectus or any revision or amendment thereof or supplement thereto (in the case of the Final Prospectus), such information being defined as the “Underwriter Information” in Section 10 hereof.

If, subsequent to the date of this Agreement, the Depositor and the Underwriter determines that such information included an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and terminate their old Contracts of Sale and enter into new Contracts of Sale with investors in the Underwritten Certificate, then the Final Prospectus will refer to the information agreed upon in writing by the Depositor and the Underwriter and conveyed to purchasers at the time of entry into the first such new Contract of Sale, including any information that corrects such material misstatements or omissions (“Corrective Information”) and the date of each affected Contract of Sale will refer to the time and date agreed upon by the Depositor and the Underwriter.

(iii)             The conditions to the use by the Depositor of a registration statement on Form S-3 under the Securities Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Registration Statement. There are no contracts or documents of the Depositor which are required to be filed as exhibits to the Registration Statement pursuant to the Securities Act or the Regulations of the Commission thereunder which have not been so filed.

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(iv)             (A) At the time of the filing of the Registration Statement and (B) at the date of this Agreement, the Depositor was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act.

(v)               As of the date hereof, as of the date of any Contract of Sale and at all subsequent times through the completion of the public offer and sale of the Underwritten Certificate, the Final Prospectus issued at or prior to the date hereof, any Issuer Information or the Seller Mortgage Loan Information (each as defined below) contained in a Free Writing Prospectus other than an Underwriter Free Writing Prospectus did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no representation is made as to any Underwriter Information.

(vi)             The Underwritten Certificate conforms in all material respects to the description thereof contained in the Final Prospectus. The issuance of the Underwritten Certificate has been authorized, and as of the date hereof the Underwritten Certificate has been duly and validly executed, authenticated and delivered in accordance with the Pooling and Servicing Agreement and delivered to the Underwriter for the account of the Underwriter against payment therefor as provided herein, and such Certificate is duly and validly issued and outstanding and entitled to the benefits afforded by the Pooling and Servicing Agreement. Each Underwritten Certificate of the Class or type indicated to be “mortgage related securities” under the heading “Summary of Terms — Legal Investment” in the Prospectus Supplement will be a “mortgage related security” as such term is defined in Section 3(a)(41) of the Exchange Act.

(vii)           This Agreement has been duly authorized, executed and delivered by each of the Seller, the Depositor and Redwood Trust, and as of the Closing Date, each of the other Transaction Documents to which the Seller, the Depositor or Redwood Trust is a party has been, duly authorized, executed and delivered by the Seller, the Depositor or Redwood Trust, as applicable, and conforms in all material respects to the descriptions thereof contained in the Final Prospectus and, assuming the valid execution and delivery thereof by the other parties thereto, each Transaction Document to which Redwood Trust, the Seller or the Depositor is a party constitutes a legal, valid and binding agreement of the Seller, the Depositor or Redwood Trust, as applicable, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally and by general principles of equity.

(viii)         Each of the Seller, the Depositor and Redwood Trust has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective state of incorporation, and each of the Seller, the Depositor and Redwood Trust is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction where the character of its respective properties or the nature of its respective activities makes such qualification necessary, except such jurisdictions, if any, in which the failure to be so qualified will not have a material adverse effect on the condition (financial or otherwise), earnings, regulatory affairs, business affairs, business prospects or properties of Redwood Trust, the Seller or the Depositor; each of Redwood Trust, the Seller and the Depositor holds all material licenses, certificates and permits from all governmental authorities necessary for the conduct of its respective business as described in the Final Prospectus; and each of the Seller, the Depositor and Redwood Trust has the corporate power and authority to own its respective properties and conduct its respective business as described in the Final Prospectus and to enter into and perform its respective obligations under each Transaction Document to which it is a party.

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(ix)             Neither the issuance, delivery or sale of the Underwritten Certificate, nor the consummation of any other of the transactions contemplated herein, nor the execution and delivery of the Transaction Documents by the Seller, the Depositor or Redwood Trust, as applicable, and compliance with the provisions of the Transaction Documents, does or will conflict with or result in the breach of any material term or provision of the certificate of incorporation or by-laws of the Seller, the Depositor, or Redwood Trust, and none of the Seller, the Depositor or Redwood Trust is in breach or violation of or in default (nor has an event occurred which with notice or lapse of time or both would constitute a default) under the terms of (i) any indenture, contract, lease, mortgage, deed of trust, note, agreement or other evidence of indebtedness or other agreement, obligation or instrument to which the Seller, the Depositor or Redwood Trust is a party or by which it or its respective properties are bound, or (ii) any law, decree, order, rule or regulation applicable to the Seller, the Depositor or Redwood Trust of any court or supervisory, regulatory, administrative or governmental agency, body or authority, or arbitrator having jurisdiction over the Seller, the Depositor or Redwood Trust, or its respective properties, in each case the default, breach or violation of which would have a material adverse effect on the Depositor, Redwood Trust, the Issuing Entity or the Certificates or on the ability of the Seller, the Depositor or Redwood Trust to perform its respective obligations under the Transaction Documents to which it is a party; and none of the delivery of the Certificates, the consummation of any other of the transactions contemplated herein, or the compliance with the provisions of the Transaction Documents will result in such a default, breach or violation or which would have such a material adverse effect. Each of the Seller, the Depositor and Redwood Trust is in compliance with all applicable provisions of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder, any applicable anti-money laundering statutes, including the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 and regulations administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury.

(x)               No filing or registration with, notice to, or consent, approval, authorization or order or other action of any court or governmental authority or agency is required for the consummation by the Seller, the Depositor or Redwood Trust of the transactions contemplated by the Transaction Documents to which it is a party (other than as required under “blue sky” or state securities laws, as to which no representations and warranties are made by the Seller, the Depositor or Redwood Trust), except such as have been, or will have been prior to the date hereof, obtained under the Securities Act, and such recordations of the assignment of the Mortgage Loans to the Trustee (to the extent such recordations are required pursuant to the Pooling and Servicing Agreement and/or Underlying Purchase and Servicing Agreements) or filings under the Uniform Commercial Code that have not yet been completed.

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(xi)             Except as described in the Final Prospectus, there is no action, order, suit or proceeding before or by any court, administrative or governmental agency now pending to which the Seller, the Depositor or Redwood Trust is a party, or to the best knowledge of each of the Seller, the Depositor or Redwood Trust, threatened against the Seller, the Depositor or Redwood Trust, which could reasonably result individually or in the aggregate in any material adverse change in the condition (financial or otherwise), earnings, regulatory affairs, business affairs, business prospects or properties of the Seller, the Depositor or Redwood Trust or could reasonably interfere with or materially and adversely affect the consummation of the transactions contemplated by the Transaction Documents.

(xii)           At the time of execution and delivery of the Mortgage Loan Purchase Agreement between the Seller and the Depositor, the Seller (A) had good title to and was the sole owner of the Mortgage Loans being sold to the Depositor pursuant thereto, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively “Liens”), and (B) had not assigned to any Person other than the Depositor any of its right, title or interest in and to the Mortgage Loans.

(xiii)         Immediately prior to the assignment of the Mortgage Loans by the Depositor to the Trustee as contemplated by the Pooling and Servicing Agreement, the Depositor (A) had good title to and was the sole owner of each such Mortgage Loan free and clear of any Lien, (B) did not assign to any Person other than the Trustee any of its rights, title or interest in and to such Mortgage Loans or in the Underlying Purchase and Servicing Agreements to the extent relating to the Mortgage Loans and (C) had the power and authority to sell such Mortgage Loans to the Trustee, and upon execution and delivery of the Pooling and Servicing Agreement by the Trustee and delivery of the Certificates to the Depositor, the Trustee acquired all of the Depositor’s right, title and interest in and to such Mortgage Loans.

(xiv)         Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Transaction Documents and the Certificates have been or will be paid by the Seller, the Depositor or Redwood Trust at or prior to the date hereof, except (if applicable) for fees for recording assignments of the Mortgage Loans to the Trustee pursuant to the Pooling and Servicing Agreement and/or Underlying Purchase and Servicing Agreements and Uniform Commercial Code filing fees that have not yet been completed, which fees will be paid by or on behalf of the Depositor.

(xv)           The Mortgage Loans conform in all material respects to the description thereof contained in the Final Prospectus.

(xvi)         Neither the Depositor nor the Issuing Entity is, and neither the issuance and sale of the Certificates nor the activities of the Issuing Entity pursuant to the Pooling and Servicing Agreement will cause the Depositor or the Issuing Entity to be, an “investment company” or under the control of an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(xvii)       None of the Seller, the Depositor or Redwood Trust is doing business with Cuba.

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(xviii)     As of the date of delivery, any Seller Mortgage Loan Information provided to the Underwriter is true and correct in all material respects, or if there is any material error in any Seller Mortgage Loan Information, the Depositor or the Seller has promptly provided corrected information to the Underwriter.

(xix)         Each of the Seller and the Depositor has complied with Rule 193 of the Securities Act in all material respects in connection with the offering of the Underwritten Certificate.

2.                  Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties set forth herein, the Depositor agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Depositor, the Underwritten Certificate to be purchased by the Underwriter, in the Class Notional Amounts and at the purchase price, as set forth on Schedule 1 annexed hereto, together with 29 days of accrued interest.

3.                  Delivery and Payment. The Underwritten Certificate shall be delivered at the office, on the date and at the time specified in the Final Prospectus, which place, date and time may be changed by agreement between the Underwriter and the Depositor. Delivery of the Underwritten Certificate shall be made to the Underwriter as against its payment of the purchase price therefor to or upon the order of the Depositor in immediately available federal funds. The Underwritten Certificate shall be registered in such names and in such denominations as required by book-entry registration not less than two full business days prior to the date hereof. The Depositor agrees to cause the Underwritten Certificate to be made available for inspection, checking and packaging in New York, New York on the business day prior to the date hereof.

4.                  Offering Procedures. It is understood that the Underwriter proposes to offer the Underwritten Certificate for sale as set forth in the Final Prospectus and that you will not offer, sell or otherwise distribute the Underwritten Certificate (except for the sale thereof in exempt transactions) in any state or other jurisdiction in which the Underwritten Certificate is not exempt from registration under “blue sky,” state or similar securities laws (except where the Underwritten Certificate will have been qualified for offering and sale at your direction under such “blue sky,” state or similar securities laws).

Neither the Depositor nor the Underwriter will disseminate to any potential investor information relating to the Underwritten Certificate that constitutes a “written communication” within the meaning of Rule 405 under the Securities Act, other than the Final Prospectus and, in the case of the Underwriter, Derived Information or Custom Loan Information, unless (i) if the Underwriter seeks to disseminate such information, the Underwriter has obtained the prior consent of the Depositor, or (ii) if the Depositor seeks to disseminate such information, the Depositor has obtained the prior consent of the Underwriter.

The Underwriter may convey Derived Information or Custom Loan Information to a potential investor prior to entering into a Contract of Sale with such investor; provided, however, that Derived Information shall not be distributed in a manner reasonably designed to lead to its broad unrestricted dissemination within the meaning of Rule 433(d) under the Securities Act. The Underwriter shall deliver to the Depositor and its counsel a copy, in electronic form, of each Free Writing Prospectus disseminated by the Underwriter that is required to be filed with the Commission, not later than one business day prior to the date on which such Free Writing Prospectus is required under the Regulations to be so filed. The Underwriter will comply with the requirements of Rule 433(g) applicable to any Free Writing Prospectus, including document retention and record-keeping. The Underwriter represents to the Depositor that prior to February 8, 2013, it had not provided to any investor any Free Writing Prospectus or other information relating to the Underwritten Certificate other than preliminary term sheets, mortgage loan tapes or CDI files, in each case previously approved by the Depositor for the offering of the Underwritten Certificate and subject to a confidentiality agreement approved by the Depositor.

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The Depositor represents that it has treated and agrees that it will treat each Free Writing Prospectus other than an Underwriter Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any such Free Writing Prospectus, including timely Commission filing where required, legending and record-keeping.

Neither the Depositor nor the Underwriter shall disseminate or file with the Commission any information relating to Underwritten Certificate in reliance on Rule 167 or 426 under the Securities Act, nor shall the Underwriter disseminate any Free Writing Prospectus in a manner reasonably designed to lead to its broad unrestricted dissemination within the meaning of Rule 433(d) under the Securities Act.

Prior to entering into a Contract of Sale, the Underwriter shall have conveyed to the related purchaser a copy of the Final Prospectus (as defined herein), in the form that the Underwriter and the Depositor have agreed most recently prior thereto shall be used for offers and sales of the Underwritten Certificate. Each confirmation of sale with respect to the Underwritten Certificate delivered by the Underwriter shall, if such confirmation of sale is not preceded or accompanied by delivery of the Final Prospectus, include a legend to the following effect, or a similar legend, in compliance with Rule 173 under the Securities Act:

Rule 173 notice: This security was sold pursuant to an effective registration statement that is on file with the SEC. You may request a copy of the Prospectus at www.sec.gov, or by calling [insert underwriter telephone number].

5.             Agreements. The Depositor agrees with the Underwriter that:

(i)                 The Depositor has or will cause the Preliminary Prospectus and the Final Prospectus to be filed with the Commission pursuant to Rule 424(b) under the Securities Act not later than 9:00 a.m. (New York time) prior to or on the date hereof, will promptly advise the Underwriter when such Prospectus has been so filed, and, prior to the termination of the offering of the Underwritten Certificate, will also promptly advise the Underwriter (i) when any amendment to the Registration Statement has become effective or any revision of or supplement to the Final Prospectus has been so filed (unless such amendment, revision or supplement does not relate to the Underwritten Certificate or the Issuing Entity), (ii) of any request by the Commission for any amendment of the Registration Statement or any Final Prospectus or for any additional information (unless such amendment or request for additional information does not relate to the Underwritten Certificate or the Issuing Entity), (iii) of any written notification received by the Depositor of the suspension of qualification of the Underwritten Certificate for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or, to the knowledge of the Depositor, the threatening of any proceeding for that purpose. The Depositor will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof. The Depositor will not file prior to the termination of such offering any amendment to the Registration Statement or any revision of or supplement to the Final Prospectus (other than any such amendment, revision or supplement which does not relate to Underwritten Certificate or the Issuing Entity) which shall be disapproved by the Underwriter after reasonable notice and review of such filing.

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(ii)               If, at any time when a prospectus relating to the Underwritten Certificate is required to be delivered under the Securities Act, (i) any event occurs as a result of which the Final Prospectus, as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (ii) it shall be necessary to revise, amend or supplement the Final Prospectus to comply with the Securities Act or the Regulations of the Commission thereunder, the Depositor promptly will notify the Underwriter and will, upon the request of the Underwriter, or may, after consultation with the Underwriter, prepare and file with the Commission a revision, amendment or supplement which will correct such statement or omission or effect such compliance, and furnish without charge to the Underwriter as many copies as the Underwriter may from time to time reasonably request of an amended Final Prospectus or a supplement to the Final Prospectus, which will correct such statement or omission or effect such compliance.

If any Contract of Sale entered into by the Underwriter is terminated or reformed (within the meaning of Rule 159 of the Securities Act) as a result of any such revision, amendment or supplement, the Depositor shall reimburse the Underwriter for any reasonable cost incurred by an investor and reimbursed by the Underwriter resulting from such termination or reformation.

(iii)             The Depositor will furnish to the Underwriter and counsel to the Underwriter, without charge, conformed copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus relating to the Underwritten Certificate is required under the Securities Act, as many copies of the Preliminary Prospectus, Final Prospectus and any revisions or amendments thereof or supplements thereto as may be reasonably requested.

(iv)             The Depositor will, as between itself and the Underwriter, pay all expenses incidental to the performance of the obligations of the Depositor, the Seller or Redwood Trust under this Agreement with respect to the initial issuance of the Certificates, including without limitation (i) expenses of preparing, printing, filing and reproducing the Registration Statement, the Preliminary Prospectus, the Final Prospectus, any Free Writing Prospectus other than an Underwriter Free Writing Prospectus, the Transaction Documents and the Certificates, (ii) the cost of delivering the Certificates to the underwriters, (iii) the fees charged by the securities rating agencies for rating the Certificates, (iv) all transfer taxes, if any, with respect to the sale and delivery of the Certificates to the underwriters, (v) any expenses for the qualification of the Certificates under “blue sky” or state securities laws, including filing fees and the fees and disbursements of counsel for the Underwriter in connection therewith and in connection with the preparation of any Blue Sky Survey, (vi) all other costs and expenses incidental to the performance by the Depositor, the Seller or Redwood Trust of their respective obligations hereunder which are not otherwise specifically provided for in this subsection and (vii) the fees of any accountants in connection with preparation of any comfort letters in connection with the Preliminary Term Sheet or a Prospectus. In addition, it is understood that, except as provided in this paragraph (iv) and in Section 9 hereof, the Underwriter will pay all the following additional expenses: (i) any transfer taxes on resale of any of the Underwritten Certificate by them, (ii) any advertising expenses connected with any offers that the Underwriter may make, (iii) the fees of any counsel to the Underwriter, including the fees incurred in connection with the review of the Transaction Documents and the preparation of this Agreement and the legal opinions; (iv) the expenses of any due diligence conducted by the Underwriter with respect to the Mortgage Loans; and (v) the expenses incurred by the Depositor, the Seller or Redwood Trust incurred in connection with the sale and delivery of the Underwritten Certificate pursuant to this Agreement.

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(v)               So long as the Underwritten Certificate is outstanding, upon request of the Underwriter, the Depositor will furnish, or will cause to be furnished, to the Underwriter, as soon as available, a copy of (i) the annual statement of compliance prepared by the Master Servicer, the servicing administrator, the servicers and any subservicers pursuant to the Pooling and Servicing Agreement or the Underlying Purchase and Servicing Agreements, as applicable, (ii) each report regarding the Underwritten Certificate filed with the Commission under the Exchange Act or mailed to the holders of any Underwritten Certificate and (iii) from time to time, such other information concerning the Underwritten Certificate which may be furnished by the Depositor or the Trustee without undue expense and without violation of applicable law.

(vi)             The Company has filed with the Commission a current report on Form 8-K attaching the Transaction Documents and certain other material agreements and opinions of counsel that are required to be filed.

(vii)           [Reserved].

(viii)         The Depositor has prepared the Preliminary Prospectus described in Section 1(i) relating to the Underwritten Certificate and has filed or will file the Preliminary Prospectus within the period required by Rule 424(b).

(ix)             All written and graphic communications relating to the Underwritten Certificate used prior to the availability of a Prospectus will comply with the requirements of Rule 433, including the inclusion of the legend required by Rule 433(c)(2).

(x)               Neither the Preliminary Prospectus nor the Final Prospectus shall identify any nationally recognized statistical rating organization by name or indicate any rating issued or expected to be issued by any nationally recognized statistical rating organization with respect to the Certificates.

Redwood Trust covenants with the Underwriter and with the Depositor that it shall notify you and the Depositor of the occurrence of any material events respecting the activities, affairs or condition, financial or otherwise, of Redwood Trust and its subsidiaries and, if as a result of any such event it is necessary to amend or supplement any Prospectus in order to make such Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, Redwood Trust will forthwith supply such information to the Depositor as shall be necessary for the Depositor to prepare an amendment or supplement to such Prospectus so that, as so amended or supplemented, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading.

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6.                  Conditions to the Obligations of Underwriter. The obligation of the Underwriter to purchase the Underwritten Certificate to be purchased by it as set forth on Schedule 1 annexed hereto shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Seller, the Depositor and Redwood Trust contained herein as of the date hereof and as of the date hereof, to the accuracy of the statements of the Seller, the Depositor and Redwood Trust made in any officer’s certificate pursuant to the provisions hereof, to the performance in all material respects by the Seller, the Depositor and Redwood Trust of its obligations hereunder and to the following additional conditions:

(a)                No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted and be pending or shall have been threatened, any requests for additional information on the part of the Commission (to be included in the Registration Statement or in a Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Underwriter, and the Preliminary Prospectus and the Final Prospectus shall have been filed or transmitted for filing with the Commission not later than the time the same is required to be filed or transmitted for filing pursuant to the Regulations of the Commission.

(b)               The Depositor shall furnish, or shall cause each of the Seller, Redwood Trust, the Trustee, the Master Servicer or the Securities Administrator, to furnish, upon request, any of the closing deliverables delivered by such party pursuant to Section 6 of the Underwriting Agreement, dated November 16, 2012 among the Seller, Depositor, Redwood Trust and Barclays Capital Inc.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, this Agreement and all obligations of the Underwriter hereunder may be canceled at, or at any time prior to, the date hereof, by the Underwriter. Notice of such cancellation shall be given to the Depositor in writing, or by telephone or telegraph confirmed in writing.

7.                  Termination. This Agreement shall be subject to termination in your absolute discretion, by notice given to the Depositor if, subsequent to the date hereof, (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of Redwood Trust or the Depositor shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Underwritten Certificate on the terms and in the manner contemplated in the Final Prospectus.

8.                  Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Depositor, the Seller and Redwood Trust and their respective officers and of the Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or the Depositor, the Seller or Redwood Trust, and will survive delivery of and payment for the Underwritten Certificate. The provisions of Sections 5(iv), 9, 11 and 12 hereof shall survive the termination or cancellation of this Agreement.

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9.                  Reimbursement of Underwriter Expenses. If for any reason, other than default by the Underwriter in its obligation to purchase the Underwritten Certificate or termination by the Underwriter pursuant to Section 7 hereof, the Underwritten Certificate is not delivered as provided herein, the Depositor, the Seller and Redwood Trust jointly and severally agree to reimburse the Underwriter for all damages, losses and out-of-pocket expenses of the Underwriter, including reasonable fees and disbursements of its counsel, reasonably incurred by the Underwriter in making preparations for the purchase, sale and delivery of the Underwritten Certificate, but the Depositor, the Seller and Redwood Trust shall then be under no further liability to the Underwriter with respect to the Underwritten Certificate, except as provided in Sections 5(iv), 8, 11 or 12 hereof.

10.              Certain Definitions. For purposes of this Agreement, the following terms shall have the respective meanings set forth below:

Custom Loan Information: Such information regarding the Mortgage Loans as is disseminated by the Underwriter to a potential investor, exclusive of any Seller Mortgage Loan Information (in the form provided by the Depositor) and information included in the Preliminary Term Sheet.

Contract of Sale: A valid contract, whether oral or written, by which a third party becomes committed to purchase any Underwritten Certificate from the Underwriter and the Underwriter becomes committed to sell such Underwritten Certificate to such third party; provided that “Contract of Sale” excludes any action by such third party and the Underwriter prior to such commitments.

Derived Information: Such information regarding the Underwritten Certificate as is disseminated by the Underwriter to a potential investor, which information is prepared on the basis of or derived from Seller Mortgage Loan Information (e.g., tables and/or charts displaying with respect to the Class of Underwritten Certificate, any of the following: yield, average life, duration, expected maturity, interest rate sensitivity, loss sensitivity), but does not include (i) Issuer Information, (ii) information contained in the Registration Statement, any Prospectus or any amendment or supplement to any of them, taking into account information incorporated therein by reference or (iii) Seller Mortgage Loan Information.

Free Writing Prospectus: The Preliminary Term Sheet, the Preliminary Free Writing Prospectus and any Custom Loan Information, Derived Information or other information relating to the Underwritten Certificate disseminated by the Depositor (with the prior consent of the Underwriter pursuant to Section 4) or by the Underwriter (with the prior consent of the Depositor pursuant to Section 4), that constitutes a “free writing prospectus” within the meaning of Rule 405 under the Securities Act.

Issuer Information: Such information as defined in Rule 433(h) under the Securities Act and information that is based on or derived from such information, but excluding Derived Information or Custom Loan Information.

Preliminary Free Writing Prospectus: The preliminary free writing prospectus dated November 15, 2012.

Preliminary Term Sheet: The preliminary term sheet dated November 14, 2012.

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Seller Mortgage Loan Information: Information relating to the Mortgage Loans furnished by or on behalf of the Depositor or the Seller to the Underwriter.

Spread: The excess, if any, of (i) the purchase prices paid by investors to the Underwriter for the Underwritten Certificate over (ii) the purchase price paid by the Underwriter to the Depositor for the Underwritten Certificate purchased by the Underwriter.

Underwriter Free Writing Prospectus: Any Free Writing Prospectus that was prepared by or on behalf of an Underwriter.

Underwriter Information: The only written information furnished by or on behalf of the Underwriter to the Depositor specifically for use in connection with the preparation of the Registration Statement, any Prospectus or any Free Writing Prospectus, such information being specified on Exhibit A attached hereto.

11.              Indemnification. (a) The Depositor, the Seller and Redwood Trust jointly and severally agree to indemnify and hold harmless the Underwriter and each person who controls the Underwriter within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any revision or amendment thereof or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated in the Registration Statement or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus (expressly including any information relating to a servicer or an originator), (iv) the omission or alleged omission to state therein a material fact required to be stated in the Preliminary Prospectus (expressly including any information relating to a servicer or an originator), or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (v) any untrue statement or alleged untrue statement of a material fact contained in the Final Prospectus (expressly including any information relating to a servicer or an originator), or in any revision or amendment thereof or supplement thereto, (vi) the omission or alleged omission to state in the Final Prospectus (expressly including any information relating to a servicer or an originator), or in any revision or amendment thereof or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (vii) any untrue statement or alleged untrue statement of a material fact contained in a Free Writing Prospectus other than an Underwriter Free Writing Prospectus, or (viii) the omission or alleged omission to state in a Free Writing Prospectus other than an Underwriter Free Writing Prospectus a material fact required to be stated in a Free Writing Prospectus or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and further agree to promptly reimburse each such indemnified party for any legal or other expenses reasonably incurred by it or him, as incurred, in connection with defending or preparing to defend against any such loss, claim, damage, liability or action; provided, however, that none of the Depositor, the Seller or Redwood Trust shall be liable to the Underwriter or any person who controls the Underwriter to the extent that any misstatement or alleged misstatement or omission or alleged omission (i) was made in the Preliminary Prospectus, the Final Prospectus, any Free Writing Prospectus or the Registration Statement, as applicable, pursuant to Underwriter Information, Derived Information or Custom Loan Information disseminated by the Underwriter (unless such misstatement or alleged misstatement or omission or alleged omission resulted from an error or material omission in the Seller Mortgage Loan Information), (ii) was corrected (with such correction timely delivered to the Underwriter) at least one business day prior to the written confirmation of the applicable Contract of Sale and the Underwriter did not deliver, at or prior to the written confirmation of such sale, a copy of the Final Prospectus as then revised, amended or supplemented, if the Depositor has previously furnished copies thereof to the Underwriter in accordance with the terms of this Agreement, (iii) was made in any Free Writing Prospectus or the Registration Statement or (iv) is attributable to a breach or an alleged breach of a representation and warranty made by the Underwriter or an affiliate of the Underwriter to the Depositor or an affiliate of the Depositor. This agreement as to indemnity will be in addition to any liability that the Depositor, the Seller or Redwood Trust may otherwise have.

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(b) The Underwriter agrees to indemnify and hold harmless the Depositor, Redwood Trust and the Seller, the officers of the Depositor who signed the Registration Statement or any amendment thereof, the directors of the Depositor, and each person who controls the Depositor, Redwood Trust or the Seller within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnities from the Depositor, the Seller and Redwood Trust to the Underwriter; provided, however, that the Underwriter will be liable in any such case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with Underwriter Information, Derived Information or Custom Loan Information, as applicable, furnished by the Underwriter to the Depositor or to a prospective investor, except to the extent that any untrue statement or alleged untrue statement therein or omission therefrom resulted (or is alleged to have resulted) directly from an error in the Seller Mortgage Loan Information that was used in the preparation of either (x) any Underwriter Information, Derived Information or Custom Loan Information (or amendment or supplement thereof) or (y) any written or electronic materials furnished to prospective investors on which the Underwriter Information (or amendments or supplements) were based, and for any untrue statement or alleged untrue statement of a material fact contained in any Underwriter Free Writing Prospectus prepared by or on behalf of the Underwriter and the omission or alleged omission to state in any Underwriter Free Writing Prospectus prepared by or on behalf of the Underwriter a material fact required to be stated in a Free Writing Prospectus or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. This agreement as to indemnity will be in addition to any liability that the Underwriter may otherwise have.

(c) Promptly after receipt of notice of the commencement of any action by an indemnified party under this Section 11, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 11, notify the indemnifying party in writing of the commencement thereof; provided, however, that the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party, unless the indemnifying party is materially prejudiced by such failure to notify and in any event shall not relieve the indemnifying party from any liability which it may have to any indemnified party other than under this Section 11. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party, to assume the defense thereof; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party (including impleaded parties) or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party such that joint representation of the parties would create an ethical conflict of interest for counsel, the indemnified party or parties shall have the right to elect to be represented by separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and consent by the indemnified party to selection of counsel, which consent shall not be withheld unreasonably, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) for the Underwriter in the case of paragraph (a) of this Section 11, representing the related indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

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12.              Contribution. If the indemnification provided for in Section 11 is unavailable or insufficient to hold harmless an indemnified party under Section 11, then (i) each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 11 above in such proportion as is appropriate to reflect the relative benefits received by the Depositor, the Seller and Redwood Trust on the one hand and the Underwriter on the other from the offering of the Underwritten Certificate or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Depositor, the Seller and Redwood Trust on the one hand and the Underwriter on the other in connection with the statements or omissions or alleged statements or alleged omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Depositor, the Seller and Redwood Trust on the one hand and the Underwriter on the other shall be in such proportion so that the Underwriter is responsible for an amount equal to the Spread, and the Depositor, the Seller and Redwood Trust are responsible for the balance. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omissions or alleged omission to state a material fact relates to information supplied by the Depositor, the Seller or Redwood Trust or by the Underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Depositor, the Seller, Redwood Trust and the Underwriter agree that it would not be just and equitable if contribution were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 12 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this Section 12. The Underwriter shall not be required to contribute any amount in excess of (x) the Spread, over (y) the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

13.              Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder.

14.              Applicable Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed therein, without reference to its conflict of law provisions (other than Section 5-1401 of the General Obligations Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

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15.              No Advisory or Fiduciary Responsibility. The Depositor acknowledges and agrees that: (i) the purchase and sale of the Underwritten Certificate pursuant to this Agreement, including the determination of the public offering price of the Underwritten Certificate and any related discounts and commissions, is an arm’s-length commercial transaction between the Depositor, on the one hand, and the Underwriter, on the other hand, and the Depositor is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction the Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Depositor or its affiliates, stockholders, creditors or employees or any other party; (iii) the Underwriter has not assumed nor will it assume an advisory, agency or fiduciary responsibility in favor of the Depositor with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether the Underwriter has advised or is currently advising the Depositor on other matters) or any other obligation to the Depositor except the obligations expressly set forth in this Agreement; (iv) the Underwriter and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Depositor and that the Underwriter has no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Underwriter has not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Depositor has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Depositor and the Underwriter with respect to the subject matter hereof. The Depositor hereby waives and releases, to the fullest extent permitted by law, any claims that the Depositor may have against the Underwriter with respect to any breach or alleged breach of agency or fiduciary duty.

The Depositor acknowledges and agrees that the Underwriter is acting solely in the capacity of an arm's length contractual counterparty to the Depositor with respect to the offering of the Underwritten Certificate contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Depositor or any other person. In addition, the Underwriter is not advising the Depositor or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Depositor shall consult with its own advisors concerning such matters, and the Underwriter shall have no responsibility or liability to the Depositor with respect thereto. Any review by the Underwriter of the Depositor, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriter and shall not be on behalf of the Depositor.

16.              Miscellaneous. Time shall be of the essence of this Agreement. This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Underwritten Certificate, represents the entire agreement between Depositor, the Seller and Redwood Trust, on the one hand, and the Underwriter, on the other, with respect to the preparation of the Preliminary Prospectus, the Final Prospectus and any Free Writing Prospectus, the conduct of the offering and the purchase and sale of the Underwritten Certificate. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

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17.              Notices. All communications hereunder shall be in writing and effective only on receipt and, if sent to the Underwriter, shall be delivered to the address specified on the signature page hereof. If such notice is sent to the Depositor, the Seller or Redwood Trust, it shall be delivered to One Belvedere Place, Suite 330, Mill Valley, California 94941, attention of John Isbrandtsen.

* * *

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If the foregoing is in accordance with your understanding of our agreement please sign and return to the undersigned a counterpart hereof, whereupon this Agreement and your acceptance shall represent a binding agreement by and among the Depositor, the Seller, Redwood Trust and the Underwriter relating to the Underwritten Certificate.

Very truly yours,

REDWOOD RESIDENTIAL ACQUISITION CORPORATION,
as Seller

By: /s/ William J. Moliski

Name: William J. Moliski
Title: Authorized Signatory

SEQUOIA RESIDENTIAL FUNDING, INC.,
as Depositor

By: /s/ William J. Moliski

Name: William J. Moliski
Title: Authorized Signatory

REDWOOD TRUST, INC.

By: /s/ William J. Moliski

Name: William J. Moliski
Title: Authorized Signatory

The foregoing Agreement

is hereby confirmed and accepted by:

RBS SECURITIES INC.

By: /s/ Sean Curran

Name: Sean Curran

Title: Vice President

Address: 600 Washington Blvd.

 Stamford, CT 06901

Schedule 1 – Schedule of Underwritten Certificate

Class	Original Class Notional Amount	Initial Class Interest Rate(1)	Aggregate Purchase Price Percentage of the Underwriter	Actual Notional Amount to be purchased by Underwriter
A-IO1	$279,330,285.07	0.799%	2.956%	$279,330,285.07

(1) The Underwritten Certificate will accrue interest at the related interest rate described in the Final Prospectus.

EXHIBIT A

The following constitutes Underwriter Information for purposes of Section 10 of this Agreement:

The information set forth in the Prospectus Supplement (i) in the first and second sentences of the paragraph immediately preceding the penultimate paragraph on the cover page thereof and (ii) in the second paragraph and the first sentence of the fourth paragraph under the caption “Method of Distribution” therein.